Filed pursuant to Rules 497(a)(1)
File No. 333-140488
Rule 482 advertisement
Press Release
(REVISED) Kayne Anderson MLP Investment Company Completes $185 Million Offering of Series F Auction Rate Senior Notes
Wednesday, June 27, 2007
Los Angeles, CA — (MARKET WIRE) — June 27, 2007 — (NYSE:KYN) Kayne Anderson MLP Investment Company (the “Company”) has announced the successful completion of its $185 million offering of Series F Auction Rate Senior Notes (“Series F Senior Notes”). The Series F Senior Notes are rated ‘Aaa’ and ‘AAA’ by Moody’s Investors Service, Inc. and Fitch Ratings, respectively. The initial interest rate on the Series F Senior Notes is 5.15%. The subsequent interest rates for the Series F Senior Notes will be determined at weekly auctions. The Company has $505 million in Auction Rate Senior Notes outstanding (21.3% of pro forma total assets as of 5/31/07) and $75 million of Auction Rate Preferred Stock outstanding (3.2% of pro forma total assets as of 5/31/07).
The net proceeds of the offering of Series F Senior Notes will be approximately $183 million after the payment of underwriting discounts and offering costs. The Company plans to use the net proceeds from the offering to repay indebtedness owed under its existing revolving credit facility and to invest the remaining proceeds in accordance with its investment objectives and policies as soon as practicable. As of June 25, 2007, the company had $120.5 million indebtedness outstanding under its revolving credit facility and had pending investments with Atlas Energy Resources, LLC for $32.7 million and Universal Compression Partners, L.P. for $13.1 million.
This press release does not constitute an offer to sell or a solicitation to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer or solicitation or sale would be unlawful prior to registration or qualification under the laws of such state or jurisdiction. A registration statement relating to these securities was filed with, and has been declared effective by, the Securities and Exchange Commission.
An investor should read the Company’s prospectus carefully before investing. The prospectus contains important information about the Company and its investment objective and policies, risks, charges and expenses. A copy of the prospectus may be obtained from the investor relations department of Kayne Anderson MLP Investment Company, 1800 Avenue of the Stars, Second Floor Los Angeles, CA 90067.
Kayne Anderson MLP Investment Company is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, whose common stock is traded on the NYSE. The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its total assets in energy-related master limited partnerships and their affiliates, and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This press release contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.
Contact:
KA Fund Advisors, LLC
http://www.kaynecapital.com/
David Shladovsky, 800-231-7414
or
Kayne Anderson MLP Investment Company
http://www.kaynemlp.com/
877-MLP-FUND
***
June 27, 2007